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                                                                   Exhibit 10.17



  List of Contents of Exhibits and Schedules to the Landmark American Insurance
                   Company Administrative Services Agreement



        Exhibits                                 Description
        --------                                 -----------

Exhibit A                                Administrative Services Intellectual
                                         Property License Agreement

Exhibit B                                RSA Reinsurance Security Guidelines

Exhibit C                                Form of Report Required Pursuant to
                                         Section 7.1



       Schedules                                 Description
       ---------                                 -----------

Schedule 4.5(a)                          Levels of Treaty Reinsurance